UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2021

Yijia Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-218733	35-2583762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1623, Tianxia International Center B,

Taoyuan Road, Nanshan District, Shenzhen, Guangdong

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 0755 3397 5792

______________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01: Changes In Registrant’s Certifying Accountant

On May 25, 2021, Exelient PAC (“Exelient”) resigned as the independent registered public accounting firm of Yijia Group Corp. (the “Company”). The Board of Directors had not made any decision to change accountants prior to the resignation and no new accountant has been engaged as of the date of this report.

Exelient’s reports on the Company's consolidated financial statements as of and for the fiscal years ended April 30, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended April 30, 2021 and 2020, and the subsequent interim periods through May 25, 2021, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K), and the related instructions thereto, with Exelient on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Exelient, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended April 30, 2020 and 2019, or in the subsequent periods through May 25, 2021.

The Company has provided a copy of the foregoing disclosures to Exelient and requested that Exelient furnish it with a letter addressed to the Securities and Exchange Commission stating whether Exelient agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits:

16.1 Letter from Exelient PAC, dated May 28, 2021 to the United States Securities Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2021	YIJIA GROUP CORP.

	By:	/s/ Shaoyin Wu
Name: Shaoyin Wu Title: Chief Executive Officer

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